                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) November 2, 2001
                                                         ----------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


             Delaware                   1-14671             04-3444269
             --------                   -------             ----------
(State or other Jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)       Identification No.)


                      31 Court Street, Westfield, MA 01085
                      ------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         -------------

     On November 2, 2001, Woronoco Bancorp, Inc. (the "Company") issued a press release which announced that the Company had completed its purchase of a total of 415,446 shares of the Company's common stock and its intention to repurchase up to 373,952, or 10% of the Company's outstanding common stock.

     A press release announcing the stock repurchase is attached as Exhibit
99.1.

Item 7.  Financial Statements and Other Exhibits.
         ----------------------------------------

     Exhibit 99.1 Press Release dated November 2, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         WORONOCO BANCORP, INC.


Dated:  November 2, 2001         By:  /s/ Cornelius D. Mahoney
                                      ------------------------
                                      Cornelius D. Mahoney
                                      Chairman of the Board, President and
                                      Chief Executive Officer
                                      (principal executive officer)